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               SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 2002
                     NORTHWESTERN MUTUAL SERIES FUND, INC.

David R. Keuler has replaced Ignatius L. Smetek as coordinator of the team that is responsible for investment management of the Asset Allocation Portfolio, effective August 19, 2002. Mr. Keuler, Director of Mason Street Advisors, LLC, joined Northwestern Mutual in July of 1991. He received a BA degree from Boston University in 1983 and an MBA from Indiana University in 1988. He is a Chartered Financial Analyst. Mr. Keuler also manages various equity portfolios of Northwestern Mutual.

           The date of this Prospectus Supplement is August 19, 2002.